SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

December 5, 2014

Date of Report (Date of Earliest Event Reported)

EFH Group, Inc.

 (Exact name of registrant as specified in its charter)

Colorado	000-55175	20-8594615
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

132 W. 11th Avenue, Denver CO	80204
(Address of principal executive offices)	(Zip Code)

(720) 266-6996

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

In connection with the Company’s strategic expansion, the Company business profile has materially changed and is summarized as follows.

The common stock outstanding as of December 5, 2014 is 58,779,195.

The outstanding is composed of 52,982,195 common shares and 5,797,000 Class B common shares.

The business description is as follows.

EFH Group, Inc. is a holding company.  Through its wholly owned subsidiary, EFH Financial Corp., the Company is expanding the range of financial services and products it provides to individuals, corporations and institutions throughout the United States.  The Company was previously a provider of surety bonds, a specialty financial product.

More information is available in the Form 8-K filed November 26, 2014 and 14-F-1 filed November 26, 2014.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EFH Group, Inc.

By:      /s/ Christopher Daniels

Dated:

December 5, 2014

Christopher Daniels

Chief Executive Officer

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